Joint Filer Information

Name: Owl Creek I, L.P.
Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement: 05/07/2013

Signature: Owl Creek I, L.P.

By:	Owl Creek Advisors, LLC, its general partner
By:	s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek II, L.P.
Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement: 05/07/2013

Signature: Owl Creek II, L.P.

By:	Owl Creek Advisors, LLC, its general partner
By:	s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Overseas Master Fund, Ltd.
Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer: Owl Creek Asset Management, L.P.

Issuer & Ticker Symbol: YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement: 05/07/2013

Signature: Owl Creek Overseas Master Fund, Ltd.

By:	Owl Creek Asset Management, L.P., its investment manager
By:	Owl Creek GP, L.L.C., its general partner
By:	s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek SRI Master Fund, Ltd.
Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement: 05/07/2013

Signature: Owl Creek SRI Master Fund, Ltd.

By:	Owl Creek Asset Management, L.P., its investment manager
By:	Owl Creek GP, L.L.C., its general partner
By:	s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Owl Creek Advisors, LLC
Address: 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement: 05/07/2013

Signature: Owl Creek Advisors, LLC

By:	s/ Jeffrey A. Altman
Name: Jeffrey A. Altman
Title: Managing Member

Name: Jeffrey A. Altman
Address: c/o Owl Creek Asset Management, L.P., 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer: Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol: YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement: 05/07/2013

Signature:

s/ Jeffrey A. Altman
Name: Jeffrey A. Altman